Exhibit 99.6

CD INTERNATIONAL ENTERPRISES, INC., AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma financial statements of CD International Enterprise, Inc.(“CDII”), are based on, and should be read in conjunction with:

1.	CDII’s audited financial statements for the fiscal year ended September 30, 2011, and its unaudited financial statements on Form 10Q for the first quarter ended December 31, 2011.
2.
The audited financial statements for the fiscal year ended September 30, 2011, and the unaudited financial statements for the first quarter ended December 31, 2011 for Golden Trust and Lingshi Magnesium.

The pro forma financial statements give effect to the acquisition of CDII and the consolidation of Golden Trust (as a wholly owned subsidiary) and Lingshi Magnesium (as an 80% owned subsidiary), as well as the additional shares of common stock issued and other consideration offered in conjunction with the acquisition, as if the transaction had taken place on the date or at the beginning of the periods presented.

CD INTERNATIONAL ENTERPRISES AND SUBSIDIARIES
PROFORMA CONSOLIDATED BALANCE SHEET
December 31, 2011

	CD International	Lingshi	Golden Trust	Pro Forma Adjustments	(A )	Pro Forma Consolidated
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$6,092,506	$115,303	$716,747			$6,924,556
Marketable securities available for sale	11,418,140					11,418,140
Marketable securities available for sale-related parties	212,238					212,238
Accounts and notes receivables, net	22,297,006	78,728	94,454			22,470,188
Accounts, loans and other receivables, and prepaid expenses - related parties	11,566,473	1,784,292	544,914			13,895,679
Inventories, net	12,271,818	1,199,988	5,077,547			18,549,353
Prepaid expenses and other current assets, net	16,648,414	1,090,996	457,404			18,196,814
Restricted cash, current	1,644,404					1,644,404
Total current assets	82,150,999	4,269,307	6,891,066			93,311,372

Property, plant and equipment, net	36,320,715	14,852,569	7,237,099	5,752,887	(1)	64,163,270
Intangible assets	153,271	217,054				370,325
Property use rights, net	2,235,665					2,235,665
Other long-term assets	289,690					289,690
Total assets	$121,150,340	$19,338,930	$14,128,165	$5,752,887		$160,370,322

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Loans payable-short term	$2,846,515					$2,846,515
Accounts payable and accrued expenses	15,527,101	1,180,648	1,377,147			18,084,896
Accounts and other payables-related parties	4,108,852	1,361,457	1,416,810	11,189,132	(7)	18,076,251
Advances from customers and deferred revenue	2,097,811	517,417	905,882			3,521,110
Other liabilities	4,859,190		426,731			5,285,921
Taxes payable	543,512	13,046				556,558
Total current liabilities	29,982,981	3,072,568	4,126,570	11,189,132		48,371,251
Long-term liabilities	32,501					32,501
Total Liabilities	30,015,482	3,072,568	4,126,570	11,189,132		48,403,752

SHAREHOLDERS' EQUITY:
Series A Convertible Preferred Stock	1,006,250					1,006,250
Common Stock	4,065			1,640	(2)	5,705
Additional paid-in capital	75,729,218	18,085,672	8,538,722	(14,352,459	(5)	88,001,153
Accumulated other comprehensive income (loss)	3,799,562	116,108	727,702	(843,810	(3)	3,799,562
(Accumulated deficit) Retained earnings	(5,000,604)	(1,935,418)	735,171	1,200,247	(4)	(5,000,604)
Total CD International Enterprise, Inc., shareholders' equity	75,538,491	16,266,362	10,001,595	(13,994,382		87,812,066

Noncontrolling interest	15,596,367			8,558,137	(6)	24,154,504
Total shareholders' equity	91,134,858	16,266,362	10,001,595	(5,436,245		111,966,570
Total liabilities and equity	$121,150,340	$19,338,930	$14,128,165	$5,752,887		$160,370,322

(A): See related notes for explanation of pro forma adjustments.

Note(1): Denotes the write up amount of fixed assets from book value to fair value:

Lingshi Magnesium	$1,261,713
Golden Trust	4,491,174
Total	$5,752,887	(Included in fair value of net assets acquired in Note (7) below.)

Note (2): Denotes 16,401,626 shares of our common shares issued to acquire Lingshi Magnesium and Golden Trust:
	No. of shares	Value	Common stock value	APIC value
Lingshi Magnesium	$7,267,514	$6,875,068	$727	$6,874,341
Golden Trust	9,134,112	8,640,871	913	8,639,958
Total	$16,401,626	$15,515,939	$1,640	$15,514,299	See Note (5)

Note (3): Denotes elimination of accumulated other comprehensive income (loss) from Lingshi Magnesium and Golden Trust:

Lingshi Magnesium	$727,702
Golden Trust	116,108
Total	$843,810

Note (4): Denotes elimination of (accumulated deficit) retained earnings from Lingshi Magnesium and Golden Trust:

Lingshi Magnesium	$(1,935,418)
Golden Trust	735,171
Total	$(1,200,247)

Note (5): Denotes impact on APIC due to the acquisition:

APIC value of shares issued	$15,514,299	See Note (2)
Surplus in acquisition	1,810,158	See Note (7)
Elimination of Lingshi APIC	(18,085,672)
Elimination of Golden Trust APIC	(8,538,722)
Elimination of acquirees' AOCI	843,810	See Note (3)
Elimination of acquirees' retained earnings	(1,200,247)	See Note (4)
Assignment of interest in subsidiary	(4,696,085)	See Note (6)
Total APIC adjustments	$(14,352,459)

Note (6): Denotes the assignment of our intererst in a subsidiary to non-controlling interest holders:

Assignment of interest in Excel Rise	$4,696,085	See Note (5)
Non-controlling interest investment in Lingshi	3,862,052
Total	$8,558,137

Note (7): Surplus in acquisition:

Total purchase price	Amount
Lingshi (80% of equity interest acquired)	$14,025,641
Golden Trust (100% of equity interest acquired)	12,679,430
Total purchase price	$26,705,071

Net assets acquired (fair value)	Amount
Lingshi (80% of equity interest acquired)	$14,022,460
Golden Trust (100% of equity interest acquired)	14,492,769
Total	$28,515,229

Surplus in acquisition	$1,810,158	= $28,515,292 - $26,705,071

CD INTERNATIONAL ENTERPRISES, INC., AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2011

	CD International	Lingshi	Golden Trust	Pro Forma		Pro Forma
				Adjustments		Consolidated
	(Audited)	(Audited)	(Audited)	(Unaudited)		(Unaudited)
Revenues	$181,228,389	$11,455,899	$23,951,494			$216,635,782
Revenues-related parties	6,585,372	3,263,996	3,338,735	(2,611,196)	(2)	10,576,907
Total revenues	187,813,761	14,719,895	27,290,229			229,823,885
Cost of revenues	168,341,956	13,849,113	26,220,699	(2,611,196)	(2)	205,800,572
Gross profit	19,471,805	870,782	1,069,530			21,412,117

Operating (expenses) income:
Selling, general, and administrative	(13,130,277)	(378,632)	(711,452)			(14,220,361)
Other operating income-related party	107,483					107,483
Other operating income	78,393					78,393
Total operating expenses	(12,944,401)	(378,632)	(711,452)			(14,034,485)
Operating income (loss)	6,527,404	492,150	358,078			7,377,632
Other (expenses) income:						-
Other expense	(11,659)	(301)	(13,295)			(25,255)
Interest (expense) income	(94,136)	915	8,129			(85,092)
Realized (loss) income on investment securities available for sale	(383,715)					(383,715)
Total other (expense) income	(489,510)	614	(5,166)	-		(494,062)
Income (loss) from continuing operations before income taxes	6,037,894	492,764	352,912			6,883,570
Income tax expense	(189,380)	-	(97,269)			(286,649)
Net income (loss) from continuing operations	5,848,514	492,764	255,643			6,596,921
Net income from discontinued operations-gain on disposal	2,997,120					2,997,120
Net income (loss)	8,845,634	492,764	255,643	-		9,594,041
Net loss (income) attributable to noncontrolling interests-continuing operations	473,864	(98,553)	-			375,311
Net income (loss) attributable to CD International Enterprises, Inc.	9,319,498	394,211	255,643	-		9,969,352

Deduct dividends on Series A Preferred Stock:
Preferred stock dividend	(80,515)					(80,515)
Net income (loss) attributable to common stockholders	$9,238,983	$394,211	$255,643	-		$9,888,837

Basic and diluted income (loss) per common share
Basic	$0.26					$0.19
Diluted	$0.25					$0.19
Basic weighted average common shares outstanding	36,113,013			16,401,626	(1)	52,514,639
Diluted weighted average common shares outstanding	36,793,851			16,401,626	(1)	53,195,477

Note: (1) Denotes 9,134,112 shares and 7,267,514 shares of our common stock issued to acquire Golden Trust and Lingshi Magnesium, respectively.
Lingshi Magnesium	7,267,514
Golden Trust	9,134,112
Total	16,401,626

Note (2): Denotes intercompany sales from Lingshi and Golden Trust to CDII subsidiaries.

CD INTERNATIONAL ENTERPRISES, INC., AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2011

	CD International	Lingshi	Golden Trust	Pro Forma		Pro Forma
				Adjustments		Consolidated
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
Revenues	$36,364,466	$1,519,355	$3,398,883			$41,282,704
Revenues-related parties	547,431	651,153	599,803	(520,922)	(2)	1,277,465
Total revenues	36,911,897	2,170,508	3,998,686			43,081,091
Cost of revenues	31,314,543	2,053,179	3,877,221	(520,922)	(2)	36,724,021
Gross profit	5,597,354	117,329	121,465			5,836,148

Operating (expenses) income:
Selling, general, and administrative	(3,420,273)	(80,284)	(185,212)			(3,685,769)
Total operating expenses	(3,420,273)	(80,284)	(185,212)			(3,685,769)
Operating income (loss)	2,177,081	37,045	(63,747)			2,150,379
Other (expenses) income:						-
Other income	483,710	1,926	80,343			565,979
Interest income	59,009	230	1,057			60,296
Realized gain on available-for-sale securities	14,256					14,256
Total other income	556,975	2,156	81,400	-		640,531
Income before income tax	2,734,056	39,201	17,653			2,790,910
Income tax benefit (expense)	7,456		(2,486)			4,970
Net income	2,741,512	39,201	15,167			2,795,880
Net loss (income) to noncontrolling interests	389,192	(7,840)	-			381,352
Net income attributable to CD International Enterprises, Inc.	3,130,704	31,361	15,167	-		3,177,232

Deduct dividends on Series A Preferred Stock:						-
Preferred stock dividend	(20,130)					(20,130)
Net income attributable to common stockholders	$3,110,574	$31,361	$15,167	-		$3,157,102

Basic and diluted income (loss) per common share
Basic	$0.08					$0.06
Diluted	$0.08					$0.05
Basic weighted average common shares outstanding	40,565,910			16,401,626	(1)	56,967,536
Diluted weighted average common shares outstanding	41,126,275			16,401,626	(1)	57,527,901

Note: (1) Denotes 9,134,112 shares and 7,267,514 shares of our common stock issued to acquire Golden Trust and Lingshi Magnesium, respectively.
Lingshi Magnesium	7,267,514
Golden Trust	9,134,112
Total	16,401,626

Note (2): Denotes intercompany sales from Lingshi and Golden Trust to CDII subsidiaries.